UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2009

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 18, 2009, Cardinal Health, Inc. (“Cardinal Health”) issued a news release announcing its results for the quarter and fiscal year ended June 30, 2009. A copy of the news release is included as Exhibit 99.1 to this report.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Cardinal Health’s financial condition and results of operations is included as Exhibit 99.2 to this report.

Item 7.01	Regulation FD Disclosure

During a conference call scheduled to be held at 8:30 a.m. EDT on August 18, 2009, Cardinal Health’s incoming Chairman and Chief Executive Officer and Chief Financial Officer will discuss its historical and adjusted results for the quarter and fiscal year ended June 30, 2009 and outlook for the fiscal year ending June 30, 2010. In addition, the expected Chairman and Chief Executive Officer and expected Chief Financial Officer of CareFusion Corporation, the company that will become public from the spin-off of Cardinal Health’s clinical and medical products businesses (“CareFusion”), will discuss CareFusion’s historical proforma results and outlook for its fiscal year ending June 30, 2010. The slide presentation for the conference call is included as Exhibit 99.3 to this report. A transcript of the conference call will be available on the Investors page at www.cardinalhealth.com.

Cardinal Health unaudited adjusted consolidated financial statements that are adjusted to present the estimated impact of the removal of the CareFusion businesses from the historical financial statements of Cardinal Health and non-GAAP reconciliations are included as Exhibit 99.4 to this report. CareFusion unaudited pro forma condensed consolidated statements of earnings and reconciliations of non-GAAP information are included as Exhibit 99.5 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News release issued by Cardinal Health on August 18, 2009 announcing fourth quarter and full fiscal year results

99.2	Information disclosed by Cardinal Health on August 18, 2009

99.3	Slide presentation

99.4	Cardinal Health unaudited adjusted consolidated financial statements and non-GAAP reconciliations

99.5	CareFusion unaudited pro forma condensed consolidated statements of earnings and reconciliations of non-GAAP information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: August 18, 2009	By:	/s/ Stuart G. Laws
		Name:	Stuart G. Laws
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	News release issued by Cardinal Health on August 18, 2009 announcing fourth quarter and full fiscal year results

99.2	Information disclosed by Cardinal Health on August 18, 2009

99.3	Slide presentation

99.4	Cardinal Health unaudited adjusted consolidated financial statements and non-GAAP reconciliations

99.5	CareFusion unaudited pro forma condensed consolidated statements of earnings and reconciliations of non-GAAP information